SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549



                                FORM 8-K/A


                         AMENDMENT TO CURRENT REPORT
                  FILED PURSUANT TO SECTION 12., 13. OR 15(d)




                         JETBORNE INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


                              AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report dated April 13, 1998 on Form 8-K as set forth in the pages attached hereto;

       (List all such items, financial statements, exhibits or other portions amended)

     This Amendment to the Current Report on Form 8-K dated April 13, 1998 adds:

Item 7. Financial Statements and Exhibits to file a Reg. S-K, Item 601(b)(16) letter regarding Change in Certifying Accountant reflecting the principal accountant's disagreement with statements of the Registrant made in the current report concerning the registration of the Registrant's principal accountant pursuant to Reg. S-K, Item 304(a)(3).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       JETBORNE INTERNATIONAL, INC.


May 20, 1998                           BY:/s/Ephriam Brodatch
                                          Ephriam Brodatch, President

                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                 FORM 8-K/A

                               CURRENT REPORT

                               April 13, 1998
                              (Date of Report)

                        JETBORNE INTERNATIONAL, INC.

   Delaware                       0-16039                       59-2768257
(State of Other Juris-          (Commission                (IRS Employer Iden-
diction of Incorporation)       File Number)               tification Number)


                         8361 Northwest 64th Street
                           Miami, Florida  33166
             (Address of Principal Executive Offices)   (Zip Code)

                              (305) 591-2999
                     (Registrant's Telephone Number)

                                   None
           (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     (b)     The Registrant has engaged a new independent certifying
accountant as its principal accountant to audit     the Company's financial
statements. The new auditor, Schmidt, Raines, Trieste, Dickensen & Adams, P.L., with offices in Boca Raton, Florida, was engaged on April 13, 1998. The new independent auditor was engaged specifically as the principal accountant to audit the Registrant's financial statements for the fiscal year ended April 30, 1997 following the prior resignation of the Company's former independent certifying accountant, Norman A. Eliot & Co. The new Auditor has also been engaged to prepare and audit the Company's financial statements for the "stub"-period ending December 31, 1998 coincident with the Company's decision to change its accounting year as previously reported from April 30th to December 31st.

     The Company's former auditor has been authorized by the Company to provide the Company's new auditor with information, consultation or documentation without limit or restraint.

     Neither the Registrant nor anyone on the Registrant's behalf has consulted the newly engaged accountant regarding the application of accounting principles to a specified transaction or with respect to the type of audit opinion that might be rendered on the Registrant's financial statements.
There has been no written report or oral advice provided which was a factor considered by the Registrant in reaching a decision on any matter.

     There was no disagreement or any reportable event in connection with the Registrant's change of accountants for the fiscal year ended April 30, 1997 or for the newly determined "stub"-period ended December 31, 1997.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits:

     (b)(10) Letter regarding Change in Certifying Accountant dated May 7, 1998 (received by Registrant May 12, 1998)

                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           JETBORNE INTERNATIONAL, INC.

Dated: May 20, 1998

                                            BY:/s/Ephriam Brodatch
                                               Ephriam Brodatch, President